 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ____________________

FORM 8-K
  ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2019

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
  ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On December 12, 2019, MiMedx Group, Inc. (the “Company”) announced that it expects to file its annual report on Form 10-K for the years ended December 31, 2018, 2017 and 2016 in early 2020. The Company also announced that it will not be in a position to hold its 2019 annual shareholders' meeting by January 15, 2020 as previously announced. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

On December 16, 2019, the Company announced that it hired Peter M. Carlson effective December 16, 2019. A copy of the press release is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Exhibits

(d) Exhibits

99.1    Press release dated December 12, 2019.

99.2    Press release dated December 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: December 16, 2019	By:	/s/ Timothy R. Wright
Chief Executive Officer